SEMI ANNUAL REPORT

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MAP ART




TEMPLETON
LATIN AMERICA FUND


SEPTEMBER 30, 2001


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FRANKLIN TEMPLETON INVESTMENTS LOGO



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[BEGIN SIDEBAR]
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THANK YOU FOR INVESTING WITH FRANKLIN  TEMPLETON.  WE ENCOURAGE OUR INVESTORS TO
MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.
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[END SIDEBAR]


[PHOTO OMITTED]
Mark R. Beveridge, CFA, CIC


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Antonio Docal, CFA


[PHOTO OMITTED]
Tina M. Hellmer, CFA


    PORTFOLIO MANAGERS
TEMPLETON LATIN AMERICA FUND






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FRANKLINTEMPLETON.COM
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

SHAREHOLDER LETTER
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YOUR FUND'S GOAL: TEMPLETON LATIN AMERICA FUND SEEKS LONG-TERM CAPITAL
APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN THE EQUITY AND DEBT SECURITIES OF LATIN AMERICAN COMPANIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report of Templeton Latin America Fund covers the period ended September 30, 2001. During the six months under review, Latin American equity markets experienced significant turbulence as regional and global economies alike faced fears of recession despite interest rate cuts from central banks around the world. Adding to this, the terrorist attacks of September 11 in New York City and Washington, D.C., only exacerbated worries about the regional and global economies and dampened investors' appetite for emerging market equities.

Within this difficult environment, Templeton Latin America Fund - Class A posted a cumulative total return of -18.52% for the six-month period ended September 30, 2001, as shown in the Performance Summary beginning on page 8. The Fund's benchmark, the S&P/International Finance Corporation Investable (IFCI) Latin America Index, posted a





CONTENTS

Shareholder Letter ..........  1

Performance Summary .........  8

Financial Highlights &
Statement of Investments .... 10

Financial Statements ........ 15

Notes to Financial
Statements .................. 18


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FUND CATEGORY ART



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
9/30/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


BRAZIL ......................  42.0%
MEXICO ......................  39.7%
SPAIN  ......................   4.3%
CHILE  ......................   2.4%
U.S.   ......................   2.3%
SHORT-TERM INVESTMENTS &
  OTHER NET ASSETS  .........   9.3%


-18.01% cumulative total return for the same period.1 Throughout the period, we maintained our bottom-up approach of searching for undervalued equities, with a focus on what we considered high-quality companies with strong balance sheets and ample liquidity. Given the difficult economic backdrop, we maintained a rather defensive portfolio during the period, and we expect to maintain this defensive bias as we proceed into the second half of the Fund's fiscal year. While we were aware of the benchmark index's country and industry weightings, we did not attempt to match these weightings, and the Fund's regional allocation was a result of individual stock selection.


BRAZIL
Brazilian economic growth slowed sharply during the period, and many analysts expect 1.6% growth for calendar year 2001 compared with 4.5% growth in 2000.2 Brazilian equities suffered an additional blow as the country's currency weakened almost 25% against the U.S. dollar during the six months under review. Argentina's debt crisis during the period also impacted Brazil, and the International Monetary Fund (IMF) pledged a nearly $16 billion credit line to help the Brazilian economy cope with the contagion of its financially distressed neighbor.

Despite disappointing economic news, we believe such news is already being factored into Brazilian equity prices. By the end of the reporting period, we saw the Brazilian stock market trading at about a 20% discount to many regional averages, based on price-to-earnings ratios. We found what we considered some attractive valuations and increased our Brazilian exposure dur-





1. Source: Standard & Poor's Micropal. The S&P/IFCI Latin America Index measures the total return of equities in seven Latin American countries (Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela) as if they were in one market, and includes reinvested dividends. The index is market capitalization-weighted. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: AFX News Limited.

ing the period. The Fund's defensive holdings performed relatively well, with Brazilian paper company Aracruz Celulose among the Fund's top performers during the period. On the other hand, our Brazilian telecommunications holdings performed poorly, but we added exposure to the industry as we found valuations that we believed were compelling. Since the economic backdrop is challenging, a global recovery is one key to Brazil's improvement in our opinion. Given the world's coordinated monetary easing, we believe any sign of a pick-up in global economic activity could benefit Brazil in 2002.


MEXICO
Mexico's equity market was the best-performing major Latin American market during the six-month reporting period, returning -5.5%.3 We believe Mexico's proximity and economic ties to the U.S., which led it to enjoy U.S. economic strength, as well as financial industry consolidation that occurred during the period, drove relative outperformance. The Fund benefited from its exposure to defensive Mexican equities, including Telefonos de Mexico and Kimberly-Clark de Mexico, both among the Fund's top performers. However, the relative valuations of Mexico's equity market and currency led us to reduce the Fund's Mexican equity exposure, to 39.7% of total net assets at the end of September 2001, down from 44.1% six months earlier.


ARGENTINA
Argentina's stock market declined 45% during the reporting period as the country's economic woes continued.4 Despite $8 billion in IMF assistance, the country faces a financing gap and



3. Source: Standard & Poor's Micropal. The S&P/IFCI Mexico Index is market capitalization-weighted and measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in Mexico.
4. Source: Standard & Poor's Micropal. The S&P/IFCI Argentina Index is market capitalization-weighted and measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in Argentina.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


INDUSTRY BREAKDOWN
BASED ON TOTAL NET ASSETS
9/30/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


DIVERSIFIED TELECOMMUNICATION SERVICES .........  25.9%
OIL & GAS ......................................  14.6%
PAPER & FOREST PRODUCTS ........................  10.6%
CONSTRUCTION MATERIALS .........................   5.8%
ELECTRIC UTILITIES .............................   5.6%
BANKS ..........................................   5.3%
METALS & MINING ................................   4.9%
WIRELESS TELECOMMUNICATION SERVICES ............   4.6%
MULTILINE RETAIL ...............................   4.5%
INDUSTRIAL CONGLOMERATES .......................   3.3%
TRANSPORTATION INFRASTRUCTURE ..................   2.9%
FOOD & DRUG RETAILING ..........................   1.2%
AEROSPACE ......................................   0.9%
CHEMICALS ......................................   0.6%
SHORT-TERM INVESTMENTS & OTHER NET ASSETS ......   9.3%

[BEGIN SIDEBAR]
TOP 10 EQUITY HOLDINGS
9/30/01

COMPANY                             % OF TOTAL
INDUSTRY, COUNTRY                   NET ASSETS
----------------------------------------------
Telefonos de Mexico SA
(Telmex), L, ADR                         13.5%
DIVERSIFIED TELECOMMUNICATION
SERVICES, MEXICO

Petroleo Brasileiro SA
(Petrobras), ADR                         12.4%
OIL & GAS, BRAZIL

Aracruz Celulose SA, ADR, pfd.            7.0%
PAPER & FOREST PRODUCTS,
BRAZIL

Cemex SA, ADR                             5.7%
CONSTRUCTION MATERIALS,
MEXICO

Companhia Paranaense de
Energia-Copel, ADR, pfd.                  5.6%
ELECTRIC UTILITIES, BRAZIL

Unibanco Uniao de Bancos
Brasileiros SA, GDR                       5.3%
BANKS, BRAZIL

America Movil SA de CV,
L, ADR                                    4.6%
Wireless Telecommunication
SERVICES, MEXICO

Wal-Mart de Mexico SA
de CV, ADR                                4.5%
MULTILINE RETAIL, MEXICO

Tele Norte Leste Participacoes
SA, ADR, pfd.                             3.7%
DIVERSIFIED TELECOMMUNICATION
SERVICES, BRAZIL

Kimberly-Clark de Mexico
SA de CV, A                               3.7%
PAPER & FOREST PRODUCTS,
MEXICO

[END SIDEBAR]



possible currency default. In addition to these risks, the Argentine equity market remains relatively expensive, trading at higher prices compared with most other Latin American countries. Therefore, given the country's serious economic uncertainties and the resulting potential negative effects on Argentine securities, combined with our valuation criteria, we eliminated the Fund's relatively small exposure to Argentina during the period.


CHILE
A weak currency and declining commodity prices tempered Chile's modest economic strength during the reporting period. We saw the relative strength of Chile's economy and its relatively limited external financing needs priced into the Chilean equity market, as it trades at a 40% premium to the region based on price-to-earnings ratios. Given our valuation criteria, we maintained an underweighted exposure to Chilean equities, relative to the IFCI Latin America Index, and we focused on the materials and telecommunications services industries.


OTHER EXPOSURE
The Fund did not have any direct exposure to Colombia, Peru and Venezuela during the period, largely due to uncertain political and economic conditions in these nations. In addition, the liquidity of these markets has fallen considerably due to merger and acquisition activity and lack of foreign investor interest, making investment in the region especially difficult. The Fund also held positions in several companies we believe offered attractive value and that had Latin American operations. These included Spanish oil company Repsol YPF SA and SBC Communications and Telefonica SA, U.S. and Spanish telecommunications companies, respectively, with investments and operations in Latin America.

LOOKING FORWARD
Although we believe Latin American economies face challenges in the short term, we remain optimistic about the long-term prospects for Latin American equities and Templeton Latin America Fund. We will continue to focus on stocks that we believe represent solid companies with attractive valuations and high liquidity. Believing that regional allocation should be a result of individual stock selection, we shall maintain our bottom-up approach in searching for equities we consider to be undervalued rather than attempt to match the weightings of the Fund's benchmark index.

It is important to remember that investing in emerging markets concentrated in a single region involves special considerations, including risks related to market and currency volatility, adverse economic, social and political developments in the region and countries where the Fund invests, and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the Morgan Stanley Capital International (MSCI(R)) Mexico Free Index has increased 1,004% in the last 13 years, but has suffered six declines of more than 15% during that time.5 These special risks and other considerations are discussed in the Fund's prospectus.





5. Source: Standard & Poor's Micropal. Based on quarterly percentage total return over 13 years ended 9/30/01. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Mexico Free Index is market capitalization-weighted and reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.

We thank you for your continued investment in Templeton Latin America Fund and welcome your comments and suggestions.

Sincerely,



/s/MARK R. BEVERIDGE
Mark R. Beveridge, CFA, CIC



/s/ANTONIO T. DOCAL
Antonio T. Docal, CFA



/s/TINA M. HELLMER
Tina M. Hellmer, CFA

Portfolio Management Team
Templeton Latin America Fund







--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

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Effective July 2001, ANTONIO DOCAL assumed secondary portfolio management responsibility for Templeton Latin America Fund. Mr. Docal joined the Templeton organization in 2001 and is currently vice president, portfolio manager and research analyst. He is responsible for providing research coverage of the telecommunications equipment industry, as well as country coverage of Brazil and Chile.

Prior to joining the Franklin Templeton organization, Mr. Docal was vice president and director at Evergreen Funds in Boston, Massachusetts, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global Opportunities Fund.

Mr. Docal earned his master of business administration degree, with concentrations in finance and international management, from the Sloan School of Management at the Massachusetts Institute of Technology, and his bachelor of arts degree in economics from Trinity College in Connecticut. Mr. Docal is a Chartered Financial Analyst (CFA) Charterholder.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


Price and Distribution Information



CLASS A                        CHANGE         9/30/01    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.81          $7.94      $9.75
DISTRIBUTIONS (4/1/01-9/30/01)
Dividend Income                $0.0053

CLASS C                        Change         9/30/01    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.79          $7.79      $9.58

ADVISOR CLASS                  Change         9/30/01    3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$1.82          $7.96      $9.78
DISTRIBUTIONS (4/1/01-9/30/01)
Dividend Income                $0.0429



[BEGIN SIDEBAR]
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CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------
[END SIDEBAR]

PERFORMANCE


                                                           INCEPTION
CLASS A                          6-MONTH  1-YEAR   5-YEAR  (5/8/95)
---------------------------------------------------------------------
Cumulative Total Return1         -18.52% -27.58%  -24.27%  -14.97%
Average Annual Total Return2     -23.17% -31.75%   -6.53%   -3.40%
Value of $10,000 Investment3      $7,683  $6,825   $7,136   $8,014


                                                           INCEPTION
CLASS C                          6-MONTH  1-YEAR   5-YEAR  (5/8/95)
---------------------------------------------------------------------
Cumulative Total Return1         -18.68% -28.00%  -26.58%  -18.37%
Average Annual Total Return2     -20.33% -29.44%   -6.18%   -3.27%
Value of $10,000 Investment3      $7,967  $7,056   $7,270   $8,082


                                                           INCEPTION
ADVISOR CLASS4                   6-MONTH  1-YEAR   5-YEAR  (5/8/95)
---------------------------------------------------------------------
Cumulative Total Return1         -18.28% -27.27%  -22.66%  -13.16%
Average Annual Total Return2     -18.28% -27.27%   -5.01%   -2.18%
Value of $10,000 Investment3      $8,172  $7,273   $7,734   $8,684


[BEGIN SIDEBAR]
1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -22.54% and -5.24%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

[END SIDEBAR]

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON LATIN AMERICA FUND
Financial Highlights


                                                                                         CLASS A
                                                           ----------------------------------------------------------------------

                                                              SIX MONTHS ENDED              YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30, 2001 -------------------------------------------------
                                                                (UNAUDITED)       2001       2000      1999      1998      1997
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(DAGGER)
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $9.75        $12.36      $8.11     $12.72    $12.34    $10.53
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................            .03           .02        .01        .20       .07       .06
 Net realized and unrealized gains (losses) .............          (1.83)        (2.63)      4.25      (4.57)      .53      1.86
                                                           ----------------------------------------------------------------------
Total from investment operations ........................          (1.80)        (2.61)      4.26      (4.37)      .60      1.92
                                                           ----------------------------------------------------------------------

Less distributions from:
 Net investment income ..................................           (.01)           --       (.01)      (.18)     (.07)     (.08)
 Net realized gains .....................................             --            --         --       (.06)     (.15)     (.03)
                                                           ----------------------------------------------------------------------
Total distributions .....................................           (.01)           --       (.01)      (.24)     (.22)     (.11)
                                                           ----------------------------------------------------------------------
Net asset value, end of period ..........................          $7.94         $9.75     $12.36      $8.11    $12.72    $12.34
                                                           ======================================================================
Total return* ...........................................       (18.52)%      (21.12)%     52.60%   (34.37)%     4.94%    18.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................         $9,520       $16,033    $23,816    $13,228   $28,714   $18,923
Ratios to average net assets:
 Expenses ...............................................          2.35%**       2.35%      2.33%      2.35%     2.35%     2.35%
 Expenses, excluding waiver and payments by affiliate ...          2.68%**       2.36%      2.86%      3.03%     2.57%     3.10%
 Net investment income ..................................           .58%**        .22%       .14%      2.07%      .59%      .50%
Portfolio turnover rate .................................         12.32%        62.05%     81.10%     48.34%    45.82%     3.72%

*Total return does not reflect sales commissions and is not annualized.
**Annualized.
(DAGGER)Based on average weighted shares outstanding effective year ended March 31, 2000.

TEMPLETON LATIN AMERICA FUND
Financial Highlights (continued)

                                                                                         CLASS C
                                                           ----------------------------------------------------------------------

                                                              SIX MONTHS ENDED              YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30, 2001 -------------------------------------------------
                                                                (UNAUDITED)       2001       2000      1999      1998      1997
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(DAGGER)
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $9.58        $12.23      $8.06     $12.63    $12.28    $10.49
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........................           (.01)         (.04)      (.04)       .12        --      (.01)
 Net realized and unrealized gains (losses) .............          (1.78)        (2.61)      4.21     (4.51)       .51      1.85
                                                           ----------------------------------------------------------------------
Total from investment operations ........................          (1.79)        (2.65)      4.17      (4.39)      .51      1.84
Less distributions from:
 Net investment income ..................................             --            --         --***    (.12)     (.01)     (.02)
 Net realized gains .....................................             --            --         --       (.06)     (.15)     (.03)
                                                           ----------------------------------------------------------------------
Total distributions .....................................             --            --         --       (.18)     (.16)     (.05)
Net asset value, end of period ..........................          $7.79         $9.58     $12.23     $ 8.06    $12.63    $12.28
                                                           ======================================================================
Total return* ...........................................       (18.68)%      (21.67)%     51.76%   (34.81)%     4.23%    17.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................         $2,452        $2,835     $5,004     $3,312    $7,170    $3,524
Ratios to average net assets:
 Expenses ...............................................          3.00%**       2.98%      2.88%      3.00%     3.00%     3.00%
 Expenses, excluding waiver and payments by affiliate ...          3.33%**       2.99%      3.41%      3.68%     3.22%     3.84%
 Net investment income (loss) ...........................         (.20)%**      (.35)%     (.44)%      1.45%    (.01)%    (.15)%
Portfolio turnover rate .................................         12.32%        62.05%     81.10%     48.34%    45.82%     3.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Includes distributions of net investment income in the amount of $0.001.
(DAGGER)Based on average weighted shares outstanding effective year ended March 31, 2000.


Templeton Latin America Fund
Financial Highlights (continued)

                                                                                        ADVISOR CLASS
                                                           ----------------------------------------------------------------------

                                                              SIX MONTHS ENDED              YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30, 2001 -------------------------------------------------
                                                                (UNAUDITED)       2001       2000      1999      1998      1997
                                                           ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(DAGGER)(DAGGER)
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................          $9.78        $12.37      $8.09     $12.75    $12.35    $10.92
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................            .08           .06        .12        .31       .07       .02
 Net realized and unrealized gains (losses) .............          (1.86)        (2.65)      4.18      (4.69)      .59      1.41
                                                           ----------------------------------------------------------------------
Total from investment operations ........................          (1.78)        (2.59)      4.30      (4.38)      .66      1.43
                                                           ----------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................           (.04)           --       (.02)      (.22)     (.11)       --
 Net realized gains .....................................             --            --         --       (.06)     (.15)       --
                                                           ----------------------------------------------------------------------
Total distributions .....................................           (.04)           --       (.02)      (.28)     (.26)       --
                                                           ----------------------------------------------------------------------
Net asset value, end of period ..........................          $7.96         $9.78     $12.37      $8.09    $12.75    $12.35
                                                           ======================================================================
Total return* ...........................................       (18.28)%      (20.94)%     53.19%   (34.37)%     5.43%    13.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................           $109        $7,151    $19,645       $116      $139       $71
Ratios to average net assets:
 Expenses ...............................................          2.00%**       2.00%      2.00%      2.00%     2.00%     2.00%**
 Expenses, excluding waiver and payments by affiliate ...          2.33%**       2.01%      2.52%      2.68%     2.22%     2.08%**
 Net investment income ..................................          1.64%**        .53%      1.01%      2.46%      .45%      .82%**
Portfolio turnover rate .................................         12.32%        62.05%     81.10%     48.34%    45.82%     3.72%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to March 31, 1997.
++Based on average weighted shares outstanding effective year ended March 31, 2000.



                       See notes to financial statements.
12

TEMPLETON LATIN AMERICA FUND
Statement of Investments, September 30, 2001 (unaudited)



                                                                                        SHARES/
                                                                          COUNTRY      WARRANTS     VALUE
 -----------------------------------------------------------------------------------------------------------

     COMMON STOCKS 67.6%
     AEROSPACE & DEFENSE .9%
     Embraer-Empresa Bras de Aeronautica SA, ADR ...................    Brazil            8,900  $   113,475
                                                                                                 -----------
     BANKS 5.3%
     Unibanco Uniao de Bancos Brasileiros SA, GDR ..................    Brazil           43,850      635,825
                                                                                                 -----------
     CONSTRUCTION MATERIALS 5.8%
     Cemex SA, ADR .................................................    Mexico           33,811      694,478
                                                                                                 -----------
     DIVERSIFIED TELECOMMUNICATION SERVICES 20.7%
    *Cia de Telecomunicaciones de Chile SA, ADR ....................     Chile           22,920      225,762
     Embratel Participacoes SA .....................................    Brazil       37,997,464      110,983
     SBC Communications Inc. ....................................... United States        5,983      281,919
    *Telefonica SA, ADR ............................................     Spain            7,417      251,807
     Telefonos de Mexico SA (Telmex), L, ADR .......................    Mexico           50,373    1,626,544
                                                                                                 -----------
                                                                                                   2,497,015
                                                                                                 -----------
    *INDUSTRIAL CONGLOMERATES 3.3%
     Grupo Carso SA de CV ..........................................    Mexico          112,555      400,903
                                                                                                 -----------
     METALS & MINING 1.3%
     Grupo Mexico SA de CV, B ......................................    Mexico          112,555      159,728
                                                                                                 -----------
     MULTILINE RETAIL 4.5%
     Wal-Mart de Mexico SA de CV, ADR ..............................    Mexico           26,460      549,045
                                                                                                 -----------
     OIL & GAS 14.6%
     Petroleo Brasileiro SA (Petrobras), ADR .......................    Brazil           75,690    1,494,878
     Repsol YPF SA, ADR ............................................     Spain           18,343      267,074
                                                                                                 -----------
                                                                                                   1,761,952
                                                                                                 -----------
     PAPER & FOREST PRODUCTS 3.7%
     Kimberly-Clark de Mexico SA de CV, A ..........................    Mexico          158,795      441,514
                                                                                                 -----------
    *TRANSPORTATION INFRASTRUCTURE 2.9%
     Grupo Aeroportuario del Sureste SA de CV, ADR .................    Mexico           37,800      355,320
                                                                                                 -----------
     WIRELESS TELECOMMUNICATION SERVICES 4.6%
     America Movil SA de CV, L, ADR ................................    Mexico           37,800      560,574
                                                                                                 -----------
     TOTAL COMMON STOCKS (COST $9,440,962) .........................                               8,169,829
                                                                                                 -----------
     PREFERRED STOCKS 23.1%
     Aracruz Celulose SA, ADR, pfd. ................................    Brazil           56,565      839,990
     Brasil Telecom Participacoes SA, ADR, pfd. ....................    Brazil            6,672      181,478
     Cia Vale do Rio Doce, A, ADR, pfd. ............................    Brazil           21,514      428,129
     Companhia Brasileira de Distribuicao Pao de Acucar, ADR, pfd. .    Brazil           11,529      144,113
     Companhia Paranaense de Energia-Copel, ADR, pfd. ..............    Brazil          115,320      674,622
     Sociedad Quimica y Minera de Chile SA, B, ADR, pfd. ...........     Chile            4,000       67,800
     Tele Norte Leste Participacoes SA, ADR, pfd. ..................    Brazil           49,972      452,247
                                                                                                 -----------
     TOTAL PREFERRED STOCKS (COST $4,071,171) ......................                               2,788,379
                                                                                                 -----------


TEMPLETON LATIN AMERICA FUND
Statement of Investments, September 30, 2001 (unaudited) (cont.)



                                                                                        SHARES/
                                                                          COUNTRY      WARRANTS     VALUE
 -----------------------------------------------------------------------------------------------------------

    aSHORT TERM INVESTMENTS (COST $1,202,002) 10.0%
     Franklin Institutional Fiduciary Trust Money Market Portfolio . United States    1,202,002   $1,202,002
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $14,714,135) 100.7% ...................                              12,160,210
     OTHER ASSETS, LESS LIABILITIES (.7%) ..........................                                 (78,735)
                                                                                                 ------------
     TOTAL NET ASSETS 100.0% .......................................                             $12,081,475
                                                                                                 ============




  *Non-income producing.
  aThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.


                       See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)



Assets:
 Investments in securities, at value (cost $14,714,135) .......................................    $12,160,210
 Receivables:
  Investment securities sold ..................................................................         13,990
  Fund shares sold ............................................................................            179
  Dividends and interest ......................................................................         32,014
                                                                                                   -----------
      Total assets ............................................................................     12,206,393
                                                                                                   -----------
Liabilities:
 Payables:
  Fund shares redeemed ........................................................................         41,501
  To affiliates ...............................................................................         41,814
 Accrued expenses .............................................................................         41,603
                                                                                                   -----------
      Total liabilities .......................................................................        124,918
                                                                                                   -----------
Net assets, at value ..........................................................................    $12,081,475
                                                                                                   ===========
Net assets consist of:
 Undistributed net investment income ..........................................................    $    80,347
 Net unrealized depreciation ..................................................................     (2,553,925)
 Accumulated net realized loss ................................................................     (9,505,964)
 Beneficial shares ............................................................................     24,061,017
                                                                                                   -----------
Net assets, at value ..........................................................................    $12,081,475
                                                                                                   ===========
CLASS A:
 Net asset value per share ($9,520,477 / 1,198,496 shares outstanding) ........................          $7.94
                                                                                                   ===========
 Maximum offering price per share ($7.94 / 94.25%) ............................................          $8.42
                                                                                                   ===========
CLASS C:
 Net asset value per share ($2,451,957 / 314,866 shares outstanding)* .........................          $7.79
                                                                                                   ===========
 Maximum offering price per share ($7.79 / 99%) ...............................................          $7.87
                                                                                                   ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($109,041 / 13,704 shares outstanding) ..          $7.96
                                                                                                   ===========



*Redemption price per share is equal to net asset value less any applicable sales charge.

                      See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)



Investment Income:
 (net of foreign taxes of $38,081)
 Dividends .....................................................................   $  348,139
 Interest ......................................................................          384
                                                                                   ----------
      Total investment income ..................................................               $   348,523
Expenses:
 Management fees (Note 3) ......................................................      139,861
 Administrative fees (Note 3) ..................................................       17,129
 Distribution fees (Note 3)
  Class A ......................................................................       25,887
  Class C ......................................................................       15,041
 Transfer agent fees (Note 3) ..................................................       51,900
 Custodian fees ................................................................        3,600
 Reports to shareholders .......................................................       15,900
 Registration and filing fees ..................................................       22,000
 Professional fees .............................................................        6,700
 Trustees' fees and expenses ...................................................        7,200
                                                                                   ----------
      Total expenses ...........................................................                   305,218
      Expenses waived/paid by affiliate (Note 3) ...............................                   (37,120)
                                                                                               -----------
        Net expenses ...........................................................                   268,098
                                                                                               -----------
          Net investment income ................................................                    80,425
                                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................   (2,898,943)
  Foreign currency transactions ................................................       23,937
                                                                                   ----------
      Net realized loss ........................................................                (2,875,006)
      Net unrealized depreciation on investments ...............................                    (5,115)
                                                                                               -----------
Net realized and unrealized loss ...............................................                (2,880,121)
                                                                                               -----------
Net decrease in net assets resulting from operations ...........................               $(2,799,696)
                                                                                               ===========


                      See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS(UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
 AND THE YEAR ENDED MARCH 31, 2001



                                                                             SIX MONTHS ENDED      YEAR ENDED
                                                                            SEPTEMBER 30, 2001   MARCH 31, 2001
                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................     $    80,425      $    89,554
  Net realized loss from investments and foreign currency transactions ....      (2,875,006)        (271,187)
  Net unrealized depreciation on investments ..............................          (5,115)      (8,629,648)
                                                                            -----------------------------------
      Net decrease in net assets resulting from operations ................      (2,799,696)      (8,811,281)
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................................          (8,416)              --
   Advisor Class ..........................................................         (31,468)              --
                                                                            -----------------------------------
 Total distributions to shareholders ......................................         (39,884)              --

 Beneficial share transactions (Note 2):
  Class A .................................................................      (4,363,352)      (3,188,534)
  Class C .................................................................         217,975       (1,232,672)
  Advisor Class ...........................................................      (6,952,211)      (9,214,345)
                                                                            -----------------------------------
 Total beneficial share transactions ......................................     (11,097,588)     (13,635,551)
   Net decrease in net assets .............................................     (13,937,168)     (22,446,832)
Net assets:
 Beginning of period ......................................................      26,018,643       48,465,475
                                                                            -----------------------------------
 End of period ............................................................     $12,081,475     $ 26,018,643
                                                                            ===================================
Undistributed net investment income included in net assets:
 End of period ............................................................     $    80,347     $     39,806
                                                                            ===================================



                      See notes to financial statements.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Latin America Fund (the Fund) is a separate, non-diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity and debt securities of Latin American companies. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2001, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                            SIX MONTHS ENDED               YEAR ENDED
                                                           SEPTEMBER 30, 2001            MARCH 31, 2001
                                                       ------------------------------------------------------
                                                           SHARES     AMOUNT          SHARES      AMOUNT
                                                       ------------------------------------------------------
CLASS A SHARES:
Shares sold ........................................      817,672  $  8,099,765      2,248,886  $ 24,448,540
Shares issued on reinvestment of distributions .....          745         7,802             --            --
Shares redeemed ....................................   (1,264,412)  (12,470,919)    (2,530,668)  (27,637,074)
                                                       ------------------------------------------------------
Net decrease .......................................     (445,995) $ (4,363,352)      (281,782) $ (3,188,534)
                                                       ======================================================

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (continued)


2. BENEFICIAL SHARES (cont.)


                                                            SIX MONTHS ENDED               YEAR ENDED
                                                           SEPTEMBER 30, 2001            MARCH 31, 2001
                                                       ------------------------------------------------------
                                                           SHARES     AMOUNT          SHARES      AMOUNT
                                                       ------------------------------------------------------
CLASS C SHARES:
Shares sold ........................................       56,416    $ 560,635         58,723 $   618,818
Shares redeemed ....................................      (37,428)    (342,660)      (172,013) (1,851,490)
                                                       ------------------------------------------------------
Net increase (decrease) ............................       18,988    $ 217,975       (113,290)$(1,232,672)
                                                       ======================================================


                                                            SIX MONTHS ENDED               YEAR ENDED
                                                           SEPTEMBER 30, 2001            MARCH 31, 2001
                                                       ------------------------------------------------------
                                                           SHARES     AMOUNT          SHARES      AMOUNT
                                                       ------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ........................................        3,241  $    31,701        505,078 $  5,442,120
Shares issued on reinvestment of distributions .....        2,997       31,386             --           --
Shares redeemed ....................................     (723,481)  (7,015,298)    (1,362,651) (14,656,465)
                                                       ------------------------------------------------------
Net decrease .......................................     (717,243) $(6,952,211)      (857,573)$ (9,214,345)
                                                       ======================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 1.25% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
         0.150%   First $200 million
         0.135%   Over $200 million, up to and including $700 million
         0.100%   Over $700 million, up to and including $1.2 billion
         0.075%   Over $1.2 billion

TIC, FT Services and Investor Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 2.35%, 3.00%, and 2.00% of the Fund's average daily net assets of Class A, Class C and Advisor Class shares, respectively, through July 31, 2002, as noted in the Statement of Operations.

TEMPLETON LATIN AMERICA FUND
Notes to Financial Statements (unaudited) (continued)



3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At September 30, 2001, unreimbursed costs were $26,639. Distributors received net commissions on sales of Fund shares and received contingent deferred sales charges for the period of $3,038 and $31,680, respectively.


4. INCOME TAXES

At September 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $14,944,798 was as follows:

                 Unrealized appreciation ..........   $   871,730
                 Unrealized depreciation ..........    (3,656,318)
                                                      ------------
                 Net unrealized depreciation ......   $(2,784,588)
                                                      ============

At March 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 ............................   $ 2,858,793
                  2008 ............................     2,289,749
                                                      -----------
                                                      $ 5,148,542
                                                      ===========

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $833,940 and $4,959, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 aggregated $2,524,878 and $13,490,595, respectively.

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON INVESTMENTS LOGO

One Franklin Parkway
San Mateo, CA  94403-1906




SEMIANNUAL REPORT
TEMPLETON LATIN AMERICA FUND


PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Latin America Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

418 S2001 11/01




[GRAPHIC OMITTED]
PRINTED ON RECYCLED PAPER